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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): November 16, 1998

                       National Auto Finance Company, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-22067                                       65-0688619
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    (Commission File Number)                           (I.R.S. Employer
                                                      Identification No.)

    10302 Deerwood Park Boulevard, Suite 100
             Jacksonville, Florida                               32256
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    (Address of Principal Executive Offices)                 (Zip Code)

                                 (904) 996-2500
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              (Registrant's Telephone Number, Including Area Code)

                         621 N.W. 53rd Street, Suite 200
                            Boca Raton, Florida 33487
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS.

     Filed herewith and incorporated herein by reference is a copy of the National Auto Finance Company, Inc. (the "Company") Press Release, dated November 16, 1998, announcing: (a) the Company's third quarter 1998 results; (b) the execution of a term sheet with its senior subordinated noteholders and certain of its equityholders; (c) that the Company has requested a hearing before The Nasdaq Stock Market, Inc. ("Nasdaq") to permit the Company the opportunity to provide details of its business plan and restructuring in furtherance of a request for additional time to enable the Company to reestablish compliance with Nasdaq listing responsibilities; and (d) the filing of a securities class action lawsuit against the Company and certain of its officers and directors.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

(a)  Exhibits.

          (99) Press Release, dated November 16, 1998.



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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  November 19, 1998.
                                   NATIONAL AUTO FINANCE COMPANY, INC.

                                   By: /s/ Joel B. Ronkin
                                   Name:  Joel B. Ronkin
                                   Title:  Vice President, Secretary and
                                             General Counsel





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                       NATIONAL AUTO FINANCE COMPANY, INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  Exhibit Index


Exhibit No.                    Description                             Page
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  (99)                         Press Release,
                               dated November 16, 1998





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